UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 13, 2007

Date of Report (Date of earliest event reported)

ORAGENICS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-50614	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13200 Progress Boulevard

Alachua, Florida 32615

(Address of principal executive offices including zip code)

(386) 418-4018

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS.

On February 13, 2007, the Company provided the letter to friends of ONI attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 FINANCIAL INFORMATION AND EXHIBITS

(d) Exhibits.

Number	Description
99.1	Letter to friends of ONI

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

February 14, 2007	ORAGENICS, INC.
(Registrant)

	BY:	/S/ Robert T. Zahradnik
Robert T. Zahradnik
President and Chief Executive Officer